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                                                                   Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Kana Communciations, Inc.:

    We consent to the use of our form of report included herein and to the references to our firm under the headings "Selected Consolidated Financial Data," "Change in Accountants," and "Experts" in the prospectus.

                                          /s/ KPMG LLP

Mountain View, California
July 9, 1999